SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) 6 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. (2) Originally reported as $1,776 and $6,414 for the quarter and six months ended June 30, 2005, respectively, on July 12, 2005 and corrected to $7,217 and $11,855, respectively, on July 14, 2005